UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                           ---------------------------
                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 31, 2004

                          ---------------------------


                               COMDIAL CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


             DELAWARE                             0-9023                            94-2443673
         (STATE OR OTHER                       (COMMISSION                        (IRS EMPLOYER
  JURISDICTION OF INCORPORATION)               FILE NUMBER)                    IDENTIFICATION NO.)

                 106 CATTLEMEN ROAD
                 SARASOTA, FLORIDA                                            34232
      (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                             (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (941) 554-5000

ITEM 5.  OTHER EVENTS

         On March 31, 2004, the Company announced its results for the fourth fiscal quarter of 2003 and for the fiscal year ended December 31, 2003.

         The announcement includes disclosures of the Company's EBITDA (which is a non-GAAP financial measure) for certain periods with reconciliation to the comparable GAAP measure. EBITDA is calculated as earnings before interest, taxes, depreciation and amortization, excluding discontinued operations and unusual items such as restructuring and related costs and impairments of long-lived assets. Although EBITDA is a non-GAAP financial measure, it is used extensively by management as one of the primary metrics for evaluating operating performance. The Company believes it is also useful for investors to understand EBITDA and its trends as it provides a link between profitability and operating cash flow.

         The information in this Form 8-K, including the accompanying exhibit, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such a filing.


ITEM 7.  EXHIBITS

         (a)  None.
         (b)  None.
         (c)  99.1 Press Release dated March 31, 2004.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                            COMDIAL CORPORATION


                            By: /s/ Kenneth M. Clinebell
                                ------------------------------------------------
                                Kenneth M. Clinebell, Senior Vice
                                President and Chief Financial
                                Officer